EXHIBIT 99.3


GSAMP 2004-HE2
Run 11

    Assumptions:
                Pricing Prepayment Curves
                Forward Libor
                40% severity, 0 lag
                100% P&I advances

                              Fwd
    Month       OMDR          1mth        6mth
              1           0       1.42625      1.89138
              2           0       1.62925      2.05657
              3           0       1.82141      2.20737
              4           0       1.99292      2.36572
              5           0       2.13040      2.49933
              6           0       2.30599      2.64026
              7           0       2.41589      2.78121
              8           0       2.55152      2.91356
              9           0       2.69762      3.03957
             10      0.1667       2.83531      3.16814
             11      0.1667       2.96002      3.27833
             12      0.1667       3.09870      3.38826
             13      0.1667       3.22071      3.50481
             14      0.1667       3.32163      3.59936
             15      0.1667       3.42318      3.68970
             16      0.1667       3.52127      3.78548
             17      0.1667       3.61214      3.87158
             18      0.1667       3.76542      3.95358
             19      0.1667       3.78856      4.01789
             20      0.1667       3.87283      4.08510
             21      0.1667       3.96615      4.14510
             22      0.1667       4.04309      4.19511
             23      0.1667       4.09214      4.24202
             24      0.1667       4.13680      4.29020
             25      0.2083       4.18187      4.33225
             26      0.2083       4.22672      4.37717
             27      0.2083       4.27030      4.42013
             28      0.2083       4.31688      4.46257
             29      0.2083       4.36476      4.50423
             30      0.2083       4.40549      4.54723
             31      0.2083       4.44595      4.58185
             32      0.2083       4.48370      4.62044
             33      0.2083       4.52158      4.66021
             34      0.2083       4.55801      4.69900
             35      0.2083       4.59507      4.74036
             36      0.2083       4.62702      4.78363
             37      0.1667       4.66703      4.82473
             38      0.1667       4.71513      4.86909
             39      0.1667       4.75832      4.90771
             40      0.1667       4.80023      4.94324
             41      0.1667       4.84072      4.97817
             42      0.1667       4.87807      5.01174
             43      0.1667       4.91571      5.04207
             44      0.1667       4.94823      5.07595
             45      0.1667       4.97788      5.10526
             46      0.1667       5.00640      5.13740
             47      0.1667       5.03376      5.17250
             48      0.1667       5.05830      5.20567
             49       0.125       5.09499      5.24118
             50       0.125       5.13401      5.27617
             51       0.125       5.17040      5.30438
             52       0.125       5.20629      5.33251
             53       0.125       5.23674      5.35910
             54       0.125       5.26560      5.37891
             55       0.125       5.29161      5.39716
             56       0.125       5.31234      5.41526
             57       0.125       5.33256      5.43273
             58       0.125       5.35085      5.45034
             59       0.125       5.36253      5.46924
             60       0.125       5.37348      5.48910
             61      0.0417       5.39187      5.51226
             62      0.0417       5.41578      5.53227
             63      0.0417       5.43829      5.55026
             64      0.0417       5.46015      5.56898
             65      0.0417       5.47977      5.58610
             66      0.0417       5.50018      5.60123
             67      0.0417       5.51589      5.61435
             68      0.0417       5.53013      5.62813
             69      0.0417       5.54526      5.64231
             70      0.0417       5.55838      5.65676
             71      0.0417       5.56941      5.66954
             72      0.0417       5.57928      5.68375
             73      0.0417       5.59262      5.70002
             74      0.0417       5.60910      5.71481
             75      0.0417       5.62572      5.72769
             76      0.0417       5.63953      5.74385
             77      0.0417       5.65408      5.75542
             78      0.0417       5.66926      5.76892
             79      0.0417       5.68211      5.78202
             80      0.0417       5.69357      5.79353
             81      0.0417       5.70893      5.80726
             82      0.0417       5.71769      5.81974
             83      0.0417       5.73034      5.83362
             84      0.0417       5.74202      5.84667
             85      0.0417       5.75356      5.86038
             86      0.0417       5.76930      5.87449
             87      0.0417       5.78382      5.88598
             88      0.0417       5.79684      5.89797
             89      0.0417       5.80933      5.90878
             90      0.0417       5.82171      5.92069
             91      0.0417       5.83300      5.92834
             92      0.0417       5.84221      5.93729
             93      0.0417       5.85254      5.94734
             94      0.0417       5.86083      5.95478
             95      0.0417       5.87047      5.96398
             96      0.0417       5.87523      5.97244
             97           0       5.88426      5.98246
             98           0       5.89413      5.99384
             99           0       5.90199      6.00180
            100           0       5.91234      6.01164
            101           0       5.92226      6.02170
            102           0       5.93176      6.03336
            103           0       5.94377      6.04352
            104           0       5.95175      6.05420
            105           0       5.96219      6.06650
            106           0       5.97318      6.07777
            107           0       5.98544      6.09078
            108           0       5.99525      6.09964
            109           0       6.00696      6.11151
            110           0       6.01758      6.12345
            111           0       6.02766      6.13273
            112           0       6.04025      6.14388
            113           0       6.04857      6.15416
            114           0       6.06072      6.16696
            115           0       6.07272      6.17818
            116           0       6.08174      6.19178
            117           0       6.09359      6.20443
            118           0       6.10491      6.21759
            119           0       6.11707      6.23249
            120           0       6.12833      6.24478
            121           0       6.14442      6.25863
            122           0       6.15779      6.27067
            123           0       6.17184      6.28062
            124           0       6.18587      6.29113
            125           0       6.19580      6.30090
            126           0       6.20700      6.30730
            127           0       6.21622      6.31297
            128           0       6.22221      6.31904
            129           0       6.23026      6.32501
            130           0       6.23701      6.32957
            131           0       6.23849      6.33405
            132           0       6.24238      6.34069
            133           0       6.24783      6.34906
            134           0       6.25326      6.35437
            135           0       6.25971      6.36071
            136           0       6.26696      6.36991
            137           0       6.27328      6.37543
            138           0       6.28217      6.38359
            139           0       6.28728      6.39130
            140           0       6.29425      6.39930
            141           0       6.30405      6.40968
            142                   6.30893      6.41902
            143                   6.31812      6.42998
            144                   6.32688      6.43971
            145                   6.33616      6.44944
            146                   6.35005      6.45915
            147                   6.36145      6.46427
            148                   6.37032      6.47014
            149                   6.37785      6.47281
            150                   6.38430      6.47489
            151                   6.38847      6.47457
            152                   6.38905      6.47238
            153                   6.39188      6.47309
            154                   6.38903      6.46854
            155                   6.38727      6.46827
            156                   6.38249      6.46742
            157                   6.37842      6.46528
            158                   6.37939      6.46633
            159                   6.37634      6.46436
            160                   6.37882      6.46748
            161                   6.37956      6.46823
            162                   6.37846      6.47135
            163                   6.38173      6.47397
            164                   6.38204      6.47767
            165                   6.38618      6.48449
            166                   6.38860      6.48827
            167                   6.39387      6.49407
            168                   6.39495      6.49825
            169                   6.40277      6.50371
            170                   6.41072      6.50838
            171                   6.41462      6.50791
            172                   6.41976      6.50816
            173                   6.42234      6.50633
            174                   6.42277      6.50391
            175                   6.42389      6.49905
            176                   6.41893      6.49256
            177                   6.41613      6.48980
            178                   6.41180      6.48648
            179                   6.40625      6.48498
            180                   6.39643      6.48046
            181                   6.39341      6.48077
            182                   6.39364      6.48103
            183                   6.39310      6.47881
            184                   6.39459      6.47866
            185                   6.39136      6.47763
            186                   6.39247      6.47655
            187                   6.39219      6.47461
            188                   6.38891      6.47294
            189                   6.38941      6.47236
            190                   6.38903      6.46977
            191                   6.38455      6.46628
            192                   6.38390      6.46509
            193                   6.38293      6.46405
            194                   6.37948      6.45946
            195                   6.37704      6.45538
            196                   6.37490      6.45265
            197                   6.37143      6.44907
            198                   6.36990      6.44540
            199                   6.36427      6.43963
            200                   6.36040      6.43666
            201                   6.35847      6.43413
            202                   6.35446      6.42995
            203                   6.34975      6.42410
            204                   6.34546      6.41916
            205                   6.34145      6.41497
            206                   6.33660      6.40896
            207                   6.33200      6.40181
            208                   6.32513      6.39610
            209                   6.32045      6.38986
            210                   6.31585      6.38412
            211                   6.30882      6.37728
            212                   6.30198      6.37021
            213                   6.29849      6.36516
            214                   6.28930      6.35655
            215                   6.28451      6.35064
            216                   6.27796      6.34251
            217                   6.26925      6.33391
            218                   6.26318      6.32712
            219                   6.25557      6.31753
            220                   6.24732      6.30936
            221                   6.23954      6.30045
            222                   6.23197      6.29213
            223                   6.22350      6.28291
            224                   6.21364      6.27308
            225                   6.20719      6.26625
            226                   6.19665      6.25455
            227                   6.18871      6.24621
            228                   6.17919      6.23662
            229                   6.16909      6.22464
            230                   6.16057      6.21459
            231                   6.14795      6.20222
            232                   6.14000      6.19246
            233                   6.12942      6.18002
            234                   6.11585      6.16731
            235                   6.10762      6.15766
            236                   6.09640      6.14554
            237                   6.08431      6.13311
            238                   6.07375      6.12158
            239                   6.06292      6.11009
            240                   6.04953      6.09558
            241                   6.03826      6.08413
            242                   6.02525      6.07170
            243                   6.01218      6.05828
            244                   6.00095      6.04641
            245                   5.98636      6.03269
            246                   5.97637      6.02300
            247                   5.96485      6.01114
            248                   5.95165      5.99980
            249                   5.94200      5.99014
            250                   5.93122      5.97966
            251                   5.92097      5.97007
            252                   5.90998      5.95907
            253                   5.90082      5.94961
            254                   5.88869      5.93845
            255                   5.87968      5.92912
            256                   5.87090      5.92037
            257                   5.86012      5.91093
            258                   5.85210      5.90260
            259                   5.84306      5.89358
            260                   5.83326      5.88550
            261                   5.82651      5.87880
            262                   5.81850      5.87049
            263                   5.80911      5.86217
            264                   5.80208      5.85553
            265                   5.79537      5.84960
            266                   5.78702      5.84130
            267                   5.78008      5.83403
            268                   5.77371      5.82809
            269                   5.76664      5.82180
            270                   5.76144      5.81595
            271                   5.75336      5.80865
            272                   5.74738      5.80420
            273                   5.74325      5.80053
            274                   5.73769      5.79583
            275                   5.73200      5.79020
            276                   5.72707      5.78574
            277                   5.72275      5.78229
            278                   5.71813      5.77776
            279                   5.71413      5.77306
            280                   5.70869      5.76929
            281                   5.70541      5.76610
            282                   5.70263      5.76343
            283                   5.69828      5.75998
            284                   5.69477      5.75737
            285                   5.69318      5.75675
            286                   5.68912      5.75277
            287                   5.68758      5.75176
            288                   5.68529      5.75045
            289                   5.68282      5.74808
            290                   5.68232      5.74729
            291                   5.67853      5.74399
            292                   5.67858      5.74461
            293                   5.67790      5.74361
            294                   5.67569      5.74374
            295                   5.67596      5.74322
            296                   5.67422      5.74254
            297                   5.67537      5.74220
            298                   5.67496      5.73796
            299                   5.67658      5.73357
            300                   5.67484      5.72617
            301                   5.67208      5.71982
            302                   5.66375      5.71220
            303                   5.65415      5.70264
            304                   5.64712      5.69535
            305                   5.63917      5.68746
            306                   5.63114      5.68046
            307                   5.62485      5.67326
            308                   5.61551      5.66530
            309                   5.60949      5.66033
            310                   5.60343      5.65469
            311                   5.59771      5.64976
            312                   5.59015      5.64225
            313                   5.58508      5.63762
            314                   5.57917      5.63251
            315                   5.57315      5.62622
            316                   5.56891      5.62138
            317                   5.56163      5.61522
            318                   5.55817      5.61223
            319                   5.55376      5.60756
            320                   5.54766      5.60374
            321                   5.54448      5.60066
            322                   5.54052      5.59717
            323                   5.53714      5.59467
            324                   5.53314      5.59077
            325                   5.53095      5.58834
                                  5.52608      5.58473
                                  5.52371      5.58245
                                  5.52183      5.58072
                                  5.51811      5.57829
                                  5.51677      5.57707
                                  5.51474      5.57516
                                  5.51214      5.57389
                                  5.51145      5.57375
                                  5.51010      5.57337
                                  5.50857      5.57196
                                  5.50770      5.57164
                                  5.50746      5.57240
                                  5.50702      5.57210
                                  5.50723      5.57116
                                  5.50599      5.57222
                                  5.50664      5.57255
                                  5.50796      5.57403
                                  5.50782      5.57537
                                  5.50785      5.57640
                                  5.51109      5.57937
                                  5.51034      5.58056
                                  5.51313      5.58351
                                  5.51541      5.58550
                                  5.51618      5.58780
                                  5.51924      5.59150
                                  5.52176      5.59321
                                  5.52404      5.59709
                                  5.52691      5.60010
                                  5.53049      5.60433
                                  5.53392      5.60841
                                  5.53612      5.61191
                                  5.54158      5.61749
                                  5.54434      5.61871
                                  5.54938      5.62193
                                  5.55394      5.62424
                                  5.55633      5.62454



Stepdown to maturity
                                                     ------------------------------------------------------------------------------
                                                           100% Omdr                  150% Omdr                 200% Omdr
                                                     ------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
M1            DM                                                        67.16                     67.03                         65
              WAL                                                        5.06                      5.94                       4.48
              Mod Durn                                                   4.48                      5.18                       4.07
              Principal Window                                  Jan08 - Dec16             Apr09 - Jan16              Aug08 - Jul09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           36,291,736.90 (4.00%)     54,437,605.36 (6.00%)      61,689,094.76 (6.80%)
-----------------------------------------------------------------------------------------------------------------------------------
M2            DM                                                       113.46                    113.05                        111
              WAL                                                         4.9                      5.27                       5.34
              Mod Durn                                                    4.3                      4.61                       4.68
              Principal Window                                  Nov07 - Oct15             Nov08 - Nov14              Jul09 - May10
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           36,291,736.90 (4.00%)     54,437,605.36 (6.00%)      64,715,311.17 (7.13%)
-----------------------------------------------------------------------------------------------------------------------------------

Stepdown to Call
                                                     ------------------------------------------------------------------------------
                                                           100% Omdr                  150% Omdr                 200% Omdr
                                                     ------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
M1            DM                                                           65                        65                         65
              WAL                                                        4.59                      5.47                       4.46
              Mod Durn                                                   4.16                      4.86                       4.07
              Principal Window                                  Jan08 - Nov10             Apr09 - May10              Aug08 - Jun09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           33,265,520.50 (3.67%)     48,536,483.37 (5.35%)      60,781,955.56 (6.70%)
-----------------------------------------------------------------------------------------------------------------------------------
M2            DM                                                          110                       110                        110
              WAL                                                        4.47                      4.89                       5.21
              Mod Durn                                                   4.01                      4.35                        4.6
              Principal Window                                  Nov07 - Nov10             Dec08 - May10              Jun09 - Nov09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           33,265,520.50 (3.67%)     48,536,483.37 (5.35%)      62,899,581.33 (6.93%)
-----------------------------------------------------------------------------------------------------------------------------------

No Stepdown to maturity
                                                     ------------------------------------------------------------------------------
                                                           100% Omdr                  150% Omdr                 200% Omdr
                                                     ------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
M1            DM                                                           65                        65                         65
              WAL                                                        4.78                      4.57                       4.48
              Mod Durn                                                   4.31                      4.15                       4.07
              Principal Window                                  Nov08 - Nov09             Sep08 - Aug09              Aug08 - Jul09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           31,449,790.66 (3.47%)     46,493,787.30 (5.13%)      61,689,094.76 (6.80%)
-----------------------------------------------------------------------------------------------------------------------------------
M2            DM                                                          110                       110                        111
              WAL                                                        5.65                       5.4                       5.34
              Mod Durn                                                   4.91                      4.73                       4.68
              Principal Window                                  Nov09 - Aug10             Aug09 - May10              Jul09 - May10
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           32,811,588.04 (3.62%)     48,536,483.37 (5.35%)      64,715,311.17 (7.13%)
-----------------------------------------------------------------------------------------------------------------------------------

No Stepdown to Call
                                                     ------------------------------------------------------------------------------
                                                           100% Omdr                  150% Omdr                 200% Omdr
                                                     ------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
M1            DM                                                           65                        65                         65
              WAL                                                        4.78                      4.57                       4.46
              Mod Durn                                                   4.32                      4.15                       4.07
              Principal Window                                  Nov08 - Nov09             Sep08 - Jul09              Aug08 - Jun09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           31,449,790.66 (3.47%)     46,266,821.07 (5.10%)      60,781,955.56 (6.70%)
-----------------------------------------------------------------------------------------------------------------------------------
M2            DM                                                          110                       110                        110
              WAL                                                        5.65                      5.38                       5.21
              Mod Durn                                                   4.93                      4.73                        4.6
              Principal Window                                  Nov09 - Aug10             Jul09 - Apr10              Jun09 - Nov09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)
              Total Collat Loss (Tranche Life)           32,811,588.04 (3.62%)     48,309,517.14 (5.33%)      62,899,581.33 (6.93%)
-----------------------------------------------------------------------------------------------------------------------------------


Stepdown to maturity
                                                     ---------------------------------------------------
                                                           250% Omdr                  300% Omdr
                                                     ---------------------------------------------------
--------------------------------------------------------------------------------------------------------
M1            DM                                                           65                     65.15
              WAL                                                        4.39                      4.31
              Mod Durn                                                      4                      3.94
              Principal Window                                  Jul08 - Jun09             Jun08 - May09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           75,977,444.44 (8.38%)     89,812,224.52 (9.90%)
--------------------------------------------------------------------------------------------------------
M2            DM                                                        113.5                     116.1
              WAL                                                         5.3                      5.25
              Mod Durn                                                   4.65                      4.61
              Principal Window                                  Jun09 - May10             May09 - May10
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           80,894,138.96 (8.92%)    97,072,966.75 (10.70%)
--------------------------------------------------------------------------------------------------------

Stepdown to Call
                                                     ---------------------------------------------------
                                                           250% Omdr                  300% Omdr
                                                     ---------------------------------------------------
--------------------------------------------------------------------------------------------------------
M1            DM                                                           65                        65
              WAL                                                        4.39                      4.27
              Mod Durn                                                      4                      3.92
              Principal Window                                  Jul08 - Jun09             Jun08 - Feb09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           75,977,444.44 (8.38%)     85,730,098.08 (9.45%)
--------------------------------------------------------------------------------------------------------
M2            DM                                                          110                       110
              WAL                                                         4.9                      4.57
              Mod Durn                                                   4.35                      4.11
              Principal Window                                  Jun09 - Jun09             Feb09 - Feb09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           75,977,444.44 (8.38%)     85,730,098.08 (9.45%)
--------------------------------------------------------------------------------------------------------

No Stepdown to maturity
                                                     ---------------------------------------------------
                                                           250% Omdr                  300% Omdr
                                                     ---------------------------------------------------
--------------------------------------------------------------------------------------------------------
M1            DM                                                           65                     65.15
              WAL                                                        4.39                      4.31
              Mod Durn                                                      4                      3.94
              Principal Window                                  Jul08 - Jun09             Jun08 - May09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           75,977,444.44 (8.38%)     89,812,224.52 (9.90%)
--------------------------------------------------------------------------------------------------------
M2            DM                                                        113.5                     116.1
              WAL                                                         5.3                      5.25
              Mod Durn                                                   4.65                      4.61
              Principal Window                                  Jun09 - May10             May09 - May10
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           80,894,138.96 (8.92%)    97,072,966.75 (10.70%)
--------------------------------------------------------------------------------------------------------

No Stepdown to Call
                                                     ---------------------------------------------------
                                                           250% Omdr                  300% Omdr
                                                     ---------------------------------------------------
--------------------------------------------------------------------------------------------------------
M1            DM                                                           65                        65
              WAL                                                        4.39                      4.27
              Mod Durn                                                      4                      3.92
              Principal Window                                  Jul08 - Jun09             Jun08 - Feb09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           75,977,444.44 (8.38%)     85,730,098.08 (9.45%)
--------------------------------------------------------------------------------------------------------
M2            DM                                                          110                       110
              WAL                                                         4.9                      4.57
              Mod Durn                                                   4.35                      4.11
              Principal Window                                  Jun09 - Jun09             Feb09 - Feb09
              Principal Writedown                                 0.00 (0.00%)              0.00 (0.00%)
              Total Collat Loss (Tranche Life)           75,977,444.44 (8.38%)     85,730,098.08 (9.45%)
--------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.